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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                           -------------------------

                                    FORM 8-K/A

                           -------------------------


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 1, 2000
                                                           -----------


                                  PULITZER INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        1-9329                431819711
----------------------------           -----------          ------------------
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                  File Number)        Identification No.)


900 North Tucker Boulevard, St. Louis, Missouri                  63101
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (314) 340-8000
                                                   -------------------

                                 Not Applicable
      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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         This Form 8-K/A amends the Current Report on Form 8-K of
Pulitzer Inc., previously filed with the Securities and Exchange Commission on May 2, 2000, to file the pro forma financial information required by Item 7 of Form 8-K.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.



         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  See Exhibit 99.2.

         (c)      Exhibits

                  See Exhibit Index.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PULITZER INC.


Date:  May 15, 2000                 By:  /s/ Ronald H. Ridgway
                                         --------------------------------------
                                            Ronald H. Ridgway
                                              Senior Vice President - Finance






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                                  EXHIBIT INDEX

EXHIBIT INDEX                 TITLE OR DESCRIPTION
 2.1*     Joint Venture Agreement, dated as of May 1, 2000, among
          Pulitzer Inc., Pulitzer Technologies, Inc., The Herald Company, Inc.
          and St. Louis Post-Dispatch LLC.

 2.2* Operating Agreement of St. Louis Post-Dispatch LLC, dated as of May 1, 2000.

 2.3*     Indemnity Agreement, dated as of May 1, 2000, between The
          Herald Company, Inc. and Pulitzer Inc.

 99.1*    Press release, dated May 1, 2000.

 99.2 Unaudited pro forma condensed statement of consolidated financial position as of March 31, 2000 and the unaudited pro forma condensed statements of consolidated operations for the year ended December 31, 1999 and for the three months ended March 31, 2000.













* Previously filed.